TRANSAMERICA VALUE VARIABLE ANNUITYSM

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

UPDATING SUMMARY PROSPECTUS

May 1, 2022

This Updating Summary Prospectus summarizes certain key features of the Transamerica Value Variable AnnuitySM contract (“the Contract”). The Updating Summary Prospectus also provides a summary of Contract features that have changed.

The Prospectus for the Contract contains more information about the policy, including its features, benefits, and risks. You can find the current prospectus and other information about the Contract online at http://dfinview.com/Transamerica/TAHD/89355N657?site=VAVUL or http://dfinreports.com/Transamerica. You can also obtain this information at no cost by calling toll free 1-800-462-2391 or by sending an email request to Annuities.Customerservice@transamerica.com.

Additional information about certain investment products, including variable annuity contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at www.Investor.gov.

You do have the option of continuing to receive paper copies of all future shareholder reports free of charge. If You’d like this option, give us a call at the number on Your account statement, Monday through Thursday 8 - 6:30, or Friday 8 - 5:30 ET. Your election to receive reports in paper will apply to all Portfolio Companies available under Your Contract.

Your election to receive reports in paper will apply to all Portfolio Companies available under Your Contract.

GLOSSARY

Accumulated Value – The value of all amounts accumulated under the Contract during the Accumulation Phase (similar to the current market value of a mutual fund account).

Accumulation Phase – The Accumulation Phase starts when You purchase Your Contract and ends immediately before the Income Date, when the Income Phase starts.

Contract Owner (You, Your) – The person or persons designated as the Contract Owner in the application to participate in the Contract. The term shall also include any person named as joint Owner. A joint Owner shares ownership in all respects with the Contract Owner. The Contract Owner has the right to assign ownership to a person or party other than him/herself.

Income Date – The date on which annuity payments begin and is always the first of the month.

Income Phase – When we begin to make annuity payments to You (or Your payee).

Portfolio Company(ies) – The underlying fund portfolios available under the Contract.

Separate Account – Separate Account VA DD, a Separate Account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1930 Act”), to which premium payments under the policies may be allocated.

Subaccount – A subdivision within the Separate Account, the assets of which are invested in a specified underlying fund portfolio.

SUMMARY OF CONTRACT FEATURES THAT HAVE CHANGED

The information in this Updating Summary Prospectus is a summary of certain contract features that have changed since the Prospectus dated May 1, 2021. This may not reflect all of the changes that have occurred since You entered into Your Contract.

•	For changes in the names of certain Portfolio Companies and/or Advisers/Sub-Advisers please refer to the Appendix – Portfolio Companies Available Under the Contract.
•	For updated Portfolio Company expense information please refer to Important Information You Should Consider About This Contract and the Appendix – Portfolio Companies Available Under the Contract.
•	For updated Portfolio Company performance information please refer to the Appendix – Portfolio Companies Available Under the Contract.

Name Change

Effective May 1, 2022, the name of this product changed from Vanguard Variable Annuity to Transamerica Value Variable AnnuitySM.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES				Location in Prospectus

Ongoing Fees and Expenses (Annual Charges)	The table below describes the fees and expenses that You may pay each year, depending on the options You choose. Please refer to Your Contract schedule page for information about the specific fees You will pay each year based on the options You have elected.			Annuity Contract Fee Tables and Expense Examples; Appendix A: Portfolio Companies Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.17%	0.30%
	Investment options (Portfolio Company fees and expenses as a percentage of policy value invested)	0.10%	0.41%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)[2]	0.05%	2.00%
1As a percentage of average Accumulated Value
[2]Annual charge as a percentage of withdrawal base
Because Your Contract is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your Contract, the following table shows the lowest and highest cost You could pay each based on current charges.
	Lowest Annual Cost: $409	Highest Annual Cost: $2,920

Assumes:

•  Investment of $100,000

•  5% annual appreciation

•  Least expensive fund fees and expenses

•  No optional benefits

•  No sales charges

•  No additional purchase payments, transfers, or withdrawals

Assumes:

•  Investment of $100,000

•  5% annual appreciation

•  Most expensive combination of optional benefits and fund fees and expenses

•  No sales charges

•  No additional purchase payments, transfers, or withdrawals

RISKS				Location in Prospectus

Risk of Loss	You can lose money by investing in this Contract, including loss of principal.			Principal Risks of Investing in the Contract
Not a Short-Term Investment	This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to help meet long-term financial objectives by paying a death benefit to family members or other beneficiaries. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long-term investment horizon. You may pay substantial charges if You take withdrawals or fully surrender the Contract during the surrender charge period.
Risks Associated with Investment Options

•   An investment in the Contract is subject to the risk of poor investment performance. The investment performance of Your Contract can vary depending on the performance of the Subaccounts options that You choose.

•   Each Subaccount has its own unique risks.

•   You should review the Subaccounts carefully before making an investment decision.

RESTRICTIONS		Location in Prospectus
Investments

•   We reserve the right to remove or substitute Portfolio Companies as investment options under the Contract.

•   With certain riders, the Portfolio Companies to which You may allocate Your Contract value are limited.

Annuity Contract Fee Tables and Expense Examples; Transamerica Financial Life Insurance Company, the Separate Account, and the Portfolio Companies
Optional Benefits

•   Optional insurance benefits may be available only to insureds within certain age ranges, may be subject to special rules regarding the effect of withdrawals on the benefit amount, and may be subject to specific conditions regarding termination of the benefit.

•   Exceeding limits specified by the terms of the optional benefits may affect the availability of the benefits by reducing the benefits by an amount greater than the amount withdrawn or may cancel the benefits.

•   We may stop offering an optional benefit at any time to new purchasers, including to current Contract Owners who wish to add a benefit after the Contract Date.

•   In some cases, a benefit may not be available through all financial intermediaries or all states. For more information on options available for electing a benefit, please contact Your financial intermediary or our Administrative Office.

Benefits Available Under the Contract
TAXES		Location in Prospectus
Tax Implications

•   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

•   If You purchased the Contract through a tax-qualified plan or individual retirement account (IRA), You do not get any additional tax deferral.

•   Earnings on Your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if You take a withdrawal before age 59 1⁄2.

Tax Information
CONFLICT OF INTEREST		Location in Prospectus
Exchanges	Some investment professionals may have a financial incentive to offer You a new Contract in place of the one You already own. You should only exchange Your Contract if You determine, after comparing the features, fees, and risks of both policies, that it is preferable for You to purchase the new Contract rather than continue to own Your existing Contract.	Exchanges and/or Reinstatements

PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT

The following is a list of Portfolio Companies available under the Contract. Depending on the optional benefits You choose, You may not be able to invest in certain Portfolio Companies.

Certain Subaccounts may not be available in all states, at all times, or through all financial intermediaries. We may discontinue offering any Subaccount at any time. In some cases, a Subaccount no available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a Subaccount, please contact Your financial intermediary or our Administrative Office.

More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at http://dfinview.com/Transamerica/TAHD/89355N657?site=VAVUL or http://dfinreports.com/Transamerica. You can also request this information at no cost by calling (800) 462-2391 or sending an email request to Annuities.Customerservice@transamerica.com.

The current expenses and performance below reflect fee and expenses of the Portfolio Companies but does not reflect the other fees and expenses that Your Charge may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Portfolio Company and Adviser/Sub- adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks to provide long-term capital appreciation and reasonable current income.	Vanguard® VIF Balanced Portfolio*/Wellington Management Company LLP	0.20%	19.02%	12.32%	11.40%
Seeks to provide long-term capital appreciation.	Vanguard® VIF Capital Growth Portfolio/PRIMECAP Management Company	0.34%	17.86%	24.24%	19.15%
Seeks to provide current income and low to moderate capital appreciation.	Vanguard® VIF Conservative Allocation Portfolio*/The Vanguard Group, Inc.	0.13%	5.99%	8.09%	7.16%
Seeks to provide long-term capital appreciation and income.	Vanguard® VIF Diversified Value Portfolio/Hotchkis and Wiley Capital Management, LLC	0.28%	30.47%	13.52%	13.15%
Seeks to provide an above-average level of current income and reasonable long-term capital appreciation.	Vanguard® VIF Equity Income Portfolio/Wellington Management Group LLP & The Vanguard Group, Inc.	0.30%	25.33%	12.35%	13.06%
Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.	Vanguard® VIF Equity Index Portfolio/The Vanguard Group, Inc.	0.14%	28.55%	18.31%	16.39%
Seeks to track the performance of a benchmark index that measures the investment return of the global, investment-grade, fixed income market.	Vanguard® VIF Global Bond Index Portfolio/ The Vanguard Group, Inc.	0.13%	-1.84%	-	-
Seeks to provide long-term capital appreciation	Vanguard® VIF Growth Portfolio/Jackson Square Partners, LLC; Wellington Management Company LLP	0.41%	17.86%	24.44%	19.15%
Seeks to provide a high level of current income.	Vanguard® VIF High Yield Bond Portfolio/ Wellington Management Company LLP	0.26%	3.68%	5.69%	6.05%

Seeks to provide long-term capital appreciation.	Vanguard® VIF International Portfolio/Baillie Gifford Overseas Ltd.; Schroder Investment Management North America Inc.	0.38%	-1.54%	20.47%	13.57%
Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	Vanguard® VIF Mid Cap Index Portfolio/ The Vanguard Group, Inc.	0.17%	24.36%	15.72%	14.97%
Seeks to provide capital appreciation and a low to moderate level of current income.	Vanguard® VIF Moderate Allocation Portfolio*/ The Vanguard Group, Inc.	0.12%	10.07%	-	-
Seeks to provide current income while maintaining liquidity and a stable share price of $1.	Vanguard® VIF Money Market Portfolio/The Vanguard Group, Inc.	0.15%	0.02%	1.15%	0.67%
Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.	Vanguard® VIF Real Estate Index Portfolio/The Vanguard Group, Inc.	0.26%	40.21%	11.25%	11.43%
Seeks to provide current income while maintaining limited price volatility.	Vanguard® VIF Short Term Investment Grade Portfolio/The Vanguard Group, Inc.	0.14%	-0.45%	2.74%	2.48%
Seeks to provide long-term capital appreciation.	Vanguard® VIF Small Company Growth Portfolio/ArrowMark Colorado Holdings, LLC; The Vanguard Group, Inc.	0.30%	14.22%	15.59%	14.89%
Seeks to track the performance of a broad, market-weighted bond index.	Vanguard® VIF Total Bond Market Index Portfolio/The Vanguard Group, Inc.	0.14%	-1.72%	3.50%	2.77%
Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located and developed and emerging markets, including the United States.	Vanguard® VIF Total International Stock Market Index Portfolio/The Vanguard Group, Inc.	0.10%	8.53%	-	-
Seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.	Vanguard® VIF Total Stock Market Index Portfolio/The Vanguard Group, Inc.	0.13%	25.64%	17.79%	16.13%
Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index.	TA S&P 500® Index/SSGA Funds Management, Inc.	0.14%	28.14%	-	-

1Effective on or about May 1, 2022, Transamerica S&P 500® Index, sub-advised by SSGA Fund Management, Inc., was made available on this product.

*Designated Investments for GLWB rider

WHERE TO FIND ADDITIONAL INFORMATION

The Prospectus and Statement of Additional Information (SAI) include additional information. The Prospectus and SAI, which have the same effective date as this Summary Prospectus, are incorporated by reference as amended or supplemented. The Prospectus and SAI are available without charge upon request. For a free copy call us at (800) 462-2391 or write us at:

Transamerica Financial Life Insurance Company

P.O. Box 369

Cedar Rapids, IA 52406-0369

Reports and other information about the Separate Account are available on the SEC’s website at sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier No. is #C000018396